                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities

                             Exchange Act of 1934
        Date of Report (date of earliest event reported): April 15, 1997

                        ADVANTA CREDIT CARD MASTER TRUST
             (Exact name of Registrant as specified in its charter)

   New York                   Reg. No 33-73828                 Not Required
(State or other               (Commission File               (I.R.S.Employer
jurisdiction of                   Number)                    Identification
incorporation)                                                    Number)

                           Advanta National Bank USA
                          Attention: Gene S. Schneyer

                     Delaware Corporate Center 1, Suite 120

                One Righter Parkway, Wilmington, Delaware 19803

                          (Address of Owner/Servicer)

                    (Address of principal executive offices)

              (302) 266-5600 (Telephone Number of Owner/Servicer)

                        (Registrant's Telephone Number)
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       Items 1-4           Inapplicable
       Item 5              Other Events

Information relating to the distributions to Certificateholders for the March 1997 Monthly Period of the Trust in respect of the Class A-1 5.95%
Fixed Rate Asset Backed Certificates, Series 1992-3, the Class A-2 Floating Rate Asset Backed Certificates, Series 1992-3, Floating Rate Asset Backed Certificates, Series 1993-2, Floating Rate Asset Backed Certificates, Series 1993-4 and, Floating Rate Asset Backed Certificates, Series 1994-1, (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 1, 1992 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Advanta National Bank USA and The Chase Manhattan Bank, formerly known as Chemical Bank, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

As scheduled, Series 1992-3 will begin its scheduled ten-month Controlled Amortization Period on March 1, 1997. Due to the reduction in the Trust's principal payment rate and the fact that Series 1992-3 does not share principal collections with other series in the Trust, the Servicer currently anticipates that Series 1992-3 Principal Allocations will likely be of amounts less than the Controlled Amortization Amount during some months of the Controlled Amortization Period. Based on recent monthly principal payment rates the Servicer anticipates that it may take eleven months for Series 1992-3 to fully pay out, which would make the final Distribution Date for Series 1992-3 the February 1998 Distribution Date, instead of the January 1998 Distribution Date. No assurance, however, can be given that future monthly principal payment rates will be similiar to recent monthly payments or that the actual number of months elapsed from the beginning of the Controlled Amortization Period until the final Distribution Date will equal the anticipated number of months. Series 1992-3 is the only publicly-issued series in the Trust that does not share principal collections and therefore the Servicer anticipates that it should be the only such series in the Trust with respect to which distributions to Investors of Principal Collections will be in an amount that is less than a given series Controlled Amortization Amount.

       Item 6              Inapplicable
       Item 7              Financials Statements, Pro Forma
                           Financials Information and Exhibits.


1.     Monthly Reports for the March 1997 Monthly Period relating to the
       Series 1992-3 Class A-1, 5.95% Fixed Rate Asset Backed Certificates,
       the Series 1992-3 Class A-2 Floating Rate Asset Backed Certificates, the Series 1993-2, the Series 1993-4 and the Series 1994-1 Floating Rate Asset Backed Certificates issued by the Advanta Credit Card Master Trust.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has only caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       ADVANTA CREDIT CARD MASTER TRUST

                                      (Registrant)


                       BY:      ADVANTA NATIONAL BANK USA
                                      (owner/Servicer)

Date: April 15, 1997              BY: /s/ Michael Coco
                                      -----------------
                                  Name:    Michael Coco

                                  Title:   Vice President
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                                 EXHIBIT INDEX

                                                                                      Sequential
Exhibit                                                                              Page Number
-------                                                                              -----------
1.   Monthly Reports for the March 1997 Monthly Period relating to the                 5
     Class A-1 5.95% Fixed Rate Asset Backed Certificates and Class A-2
     Floating Rate Asset Backed Certificates, Series 1992-3, the Floating
     Rate Asset Backed Certificates, Series 1993-2, the Floating Rate
     Asset Backed Certificates, Series 1993-4 and the Floating Rate
     Asset Backed Certificates, Series 1994-1, issued by the Advanta Credit
     Card Master Trust.